                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported):   June 7, 2002
                                                             ------------


                    SEI INVESTMENTS CAPITAL ACCUMULATION PLAN
            ---------------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


         Pennsylvania                 0-10200                 23-1707341
      ------------------         -------------------      --------------------
       (State or Other             (Commission File         (I.R.S. Employer
        Jurisdiction of                 Number)            Identification No.)
         Incorporation)



                1 Freedom Valley Drive
                   Oaks, Pennsylvania                                19456
       -----------------------------------------------------    ----------------
             (Address of Principal Executive Offices)              (Zip Code)




       Registrant's telephone number, including area code:    (610) 676-1000
                                                              --------------


                                 Not Applicable
      ---------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 4.           Changes in Registrant's Certifying Accountant

         On June 7, 2002, the Administrative Committee (the "Committee") of the SEI Investments Capital Accumulation Plan, a Pennsylvania corporation (the "Plan"), determined to no longer engage Arthur Andersen LLP ("Arthur Andersen") as the Plan's independent public accountants and engaged KPMG LLP ("KPMG") to serve as the Plan's independent public accountants for the fiscal year 2001.

         Arthur Andersen's reports on the Plan's consolidated financial statements for each of the years ended December 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended December 31, 2000 and 1999 and through the filing date of this Current Report on Form 8-K, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction would have caused them to make reference to the subject matter in connection with their report on the Plan's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Plan provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated June 14, 2002, stating that it has found no basis for disagreement with such statements.

         During the years ended December 31, 2000 and 1999 and through the filing date of this Current Report on Form 8-K, the Plan did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.     Financial Statements, Pro Forma Financial Statements and Exhibits.

            Exhibits

            16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 14, 2002, filed herewith.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ADMINISTRATIVE COMMITTEE OF THE
                                  SEI INVESTMENTS CAPITAL ACCUMULATION PLAN


                                  By: /s/ Carmen V. Romeo
                                      --------------------------------
                                      Carmen V. Romeo
                                      Authorized Signatory



Dated: June 10, 2002